SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20543

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 14, 2006

CARRAMERICA REALTY CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	1-11706	52-1796339
(State or other jurisdiction of incorporation or organization)	Commission File Numbers	(I.R.S. Employer Identification Number)

1850 K Street, N.W., Washington, D.C. 20006

(Address or principal executive office) (Zip code)

Registrant’s telephone number, including area code: (202) 729-1700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CarrAmerica Realty Corporation

Form 8-K

Item 8.01. Other Events.

On March 14, 2006, CarrAmerica Realty Corporation (the “Company”) provided to its employees a summary of the Change in Control Severance Plan adopted by the Company on March 5, 2006 in connection with the Company’s previously announced Agreement and Plan of Merger, dated as of March 5, 2006, by and among CarrAmerica Realty Corporation, CarrAmerica Realty Operating Partnership, L.P., Carr Realty Holdings, L.P., CarrAmerica Realty, L.P., Nantucket Parent LLC, Nantucket Acquisition Inc., Nantucket CRH Acquisition L.P., and Nantucket CAR Acquisition L.P. The Agreement and Plan of Merger has been filed as an exhibit to the Company’s Form 8-K filed with the United States Securities and Exchange Commission on March 8, 2006. A copy of the Change in Control Severance Plan summary is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

99.1	CarrAmerica Change in Control Severance Plan summary

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 14, 2006

CARRAMERICA REALTY CORPORATION

By:	/s/ Kurt A. Heister
Kurt A. Heister
Senior Vice President, Controller and Treasurer

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EXHIBIT INDEX

Exhibit Number
99.1	CarrAmerica Change in Control Severance Plan summary

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